SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
May 13, 2004	0-50509

FALCON FINANCIAL INVESTMENT TRUST (Exact name of registrant as specified in its charter)

Maryland	57-6208172
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification Number)

15 Commerce Road Stamford, CT 06902 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 967-0000

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On May 12, 2004, Falcon Financial Investment Trust issued a press release to announce its financial results for the quarter ended March 31, 2004. A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON FINANCIAL INVESTMENT TRUST

Date: May 13, 2004	By:	David A. Karp
David A. Karp
President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated May 12, 2004, announcing the financial results for the quarter ended March 31, 2004.